Exhibit 10.41


                                 SECOND ALLONGE
                                       TO
                           LOAN AND SECURITY AGREEMENT


This modification made this 8th day of March, 2001 to the Loan and Security Agreement ("Agreement") effective June 10, 1999, as amended, between OSTEOTECH, INC., a Delaware Corporation; OSTEOTECH INVESTMENT CORPORATION, a New Jersey Corporation; CAM IMPLANTS, INC., a Colorado Corporation; OSTEOTECH, B.V., H.C. IMPLANTS, B.V., CAM IMPLANTS, B.V., OSTEOTECH/CAM SERVICES, B.V., each a Company of The Netherlands; and OST DEVELOPPEMENT, a Corporation of France (jointly and severally "Borrower") and FLEET NATIONAL BANK, Successor in Interest to Summit Bank ("Lender") and to which Agreement these presents are so firmly affixed as to become a part thereof.

Notwithstanding anything to the contrary set forth in the Agreement, the Agreement is hereby amended as follows:

     1. Section 1.1 is hereby amended to read as follows:

            1.1(a) Lender agrees to provide, at one time or from time to time, at the request of the Borrower, loans to Osteotech, Inc. in an aggregate amount up to Five Million Dollars ($5,000,000.00) on a revolving loan basis ("Loan I") for the purpose of working capital and capital expenditures and costs related to the construction of an approximate 65,000 square foot addition (the "Project") to real property and improvements located at 201 Industrial Way West, Eatontown, New Jersey (the "Property"). Loan I is to be payable on the earlier of (i) May 31, 2002 or (ii) upon a Default.

            1.1(b) In the absence of Default, the Borrower has the option to extend the term of Loan I for an additional four
            (4) year term commencing on May 31, 2002, exercisable by written notice to Lender, not less than thirty (30) days prior thereto. If such option is so exercised, the outstanding balance of Loan I becomes repayable in forty-eight (48) equal monthly installments of principal, together with accrued interest.


     2. Section 1.3(a) is hereby amended to read as follows:



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



            1.3(a) Lender agrees to provide to Borrower loans in an aggregate amount up to Seventeen Million ($17,000,000.00) Dollars during a period not to exceed twenty-seven (27) months following the date hereof for the purpose of financing equipment purchases, clean-rooms, other costs related to the Project and other capital expenditures in the United States with advances of up to 80% of the cost thereof based upon the submission by Borrower to Lender of invoices therefor in form reasonably satisfactory to Lender ("Loan III"). Interest only will be paid on a monthly basis during the draw-down period of twenty-seven (27) months from the date hereof.

Except as specifically modified herein, all of the terms and conditions of the Agreement, and the certificates and other documents executed in connection therewith, shall remain in full force and effect and any term in initial capitals and not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.


Witness:                               OSTEOTECH, INC.
                                       A Delaware Corporation

/s/ Mark H. Burroughs                      By:  /s/ Michael J. Jeffries
---------------------                           ------------------------
                                                MICHAEL J. JEFFRIES
                                                Executive Vice President

Witness:                               OSTEOTECH INVESTMENT
                                       CORPORATION
                                       A New Jersey Corporation

/s/ Mark H. Burroughs                      By:  /s/ Michael J. Jeffries
---------------------                           ------------------------
                                                MICHAEL J. JEFFRIES
                                                Executive Vice President

Witness:                               CAM IMPLANTS, INC.
                                       A Colorado Corporation

/s/ Mark H. Burroughs                       By:  /s/ Michael J. Jeffries
-----------------                               ------------------------
                                                MICHAEL J. JEFFRIES
                                                Chief Financial Officer



Signatures continued ......



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





 .... continuation of signatures to Second Allonge to Loan and Security Agreement


Witness:                               H.C. IMPLANTS, B.V.
                                       A Company of The Netherlands

/s/ Mark H. Burroughs                      By:  /s/ Michael J. Jeffries
---------------------                           ------------------------
                                            MICHAEL J. JEFFRIES
                                            Managing Director

Witness:                               CAM IMPLANTS, B.V.
                                       A Company of The Netherlands

/s/ Mark H. Burroughs                      By:  /s/ Michael J. Jeffries
---------------------                           ------------------------
                                            MICHAEL J. JEFFRIES
                                            Managing Director

Witness:                               OSTEOTECH/CAM SERVICES, B.V.
                                       A Company of The Netherlands

/s/ Mark H. Burroughs                      By:  /s/ Michael J. Jeffries
---------------------                           ------------------------
                                            MICHAEL J. JEFFRIES
                                            Managing Director

Witness:                               OST DEVELOPPEMENT
                                       A Corporation of France

/s/ Mark H. Burroughs                      By:  /s/ Michael J. Jeffries
---------------------                           ------------------------
                                            MICHAEL J. JEFFRIES
                                            Managing Director

                                       FLEET NATIONAL BANK
                                       Successor in Interest to
                                       Summit Bank

                                       By:  /s/ David M. Nilsen
                                            ------------------------
                                            David M. Nilsen
                                            Vice President


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